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                                                                 EXHIBIT 10.08

                           WABASH NATIONAL CORPORATION
                      NONQUALIFIED STOCK OPTION AGREEMENT

     Wabash National Corporation, a Delaware corporation (the "Company"), hereby grants an option to purchase shares of its common stock, $.01 par value, (the "Stock") to the optionee named below. The terms and conditions of the option are set forth in this cover sheet and in the attachment.

Grant Date:       May 6          , 2002
            --------------------

Name of Optionee:   William P. Greubel
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Optionee's Social Security Number:

Number of Shares Covered by Option: 250,000

Option Price per Share: $10.01 (fair market value)

Vesting Start Date: First day of employment with the Company

     BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT.

Optionee:  /s/ William P. Greubel
          -------------------------------------------------
           (Signature)

Company:  /s/ John T. Hackett
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           (Signature)

     Title: Director, Chairman of the Board
           ------------------------------------------------

Attachment

           This is not a stock certificate or a negotiable instrument


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                           WABASH NATIONAL CORPORATION
                      NONQUALIFIED STOCK OPTION AGREEMENT

NONQUALIFIED STOCK           This option is not intended to be an incentive
OPTION                       stock option under Section 422 of the Internal
                             Revenue Code and will be interpreted accordingly.

VESTING This option is only exercisable before it expires and then only with respect to the vested portion of the option. Subject to the preceding sentence, you may exercise this option, in whole or in part, to purchase a whole number of vested shares not less than 100 shares, unless the number of shares purchased is the total number available for purchase under the option, by following the procedures set forth in this Agreement.

                             Your right to purchase shares of Stock under this option vests as to:

                             -- one-third (1/3) of the total number of shares covered by this option, as shown on the cover sheet (the "Option Shares"), on the first anniversary of the Vesting Start Date ("Anniversary Date"), provided you then continue in Service.

                             -- for each of the next two Anniversary Dates thereafter that you remain in Service, the number of shares of Stock which you may purchase under this option shall vest at the rate of one-third (1/3) of the Option Shares on the Anniversary Date.

                             Notwithstanding the vesting schedule set forth in the preceding two subparagraphs, 100% of the Option Shares shall become vested upon your termination by the Company without cause (as defined in Section
                             4.2 of your Employment Agreement ("Cause")) or for good reason (as defined in Section 4.3 of your Employment Agreement ("Good Reason")) within 180 days following a change of control pursuant to
                             Section 5.4 of your employment agreement with the Company dated April 12, 2002 (the "Employment Agreement").


                             The aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this option. Unless otherwise provided in this Agreement, your Restricted Stock Agreement, or the Employment Agreement, no additional shares of Stock will vest after your Service has terminated for any reason.

                             For purposes of this Agreement, Service means service with the Company as an employee, director or consultant, or independent contractor.



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TERM                         Your option will expire in any event at the close
                             of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the cover sheet. Your option will expire earlier if your Service terminates, as described below.

REGULAR TERMINATION          If your Service terminates for any reason, other
                             than death, permanent and total disability, a termination by the Company for Cause or by the Company without Cause, or a termination by you for Good Reason, then your option will expire at the close of business at Company headquarters on the 90th day after your termination date.

TERMINATION FOR              If your Service is terminated for Cause, then you
CAUSE                        shall immediately forfeit all rights to your option
                             and the option shall immediately expire.

DEATH If your Service terminates because of your death, then your option will expire at the close of business at Company headquarters on the date thirty six (36) months after the date of death. During that thirty six month period, your estate or heirs may exercise the vested portion of your option.

                             In addition, if you die during the 90 day period described in connection with any termination of your employment other than for Cause, and a vested portion of your option has not yet been exercised, then your option will instead expire on the date thirty six (36) months after your termination date. In such a case, during the period following your death up to the date thirty six (36) months after your termination date, your estate or heirs may exercise the vested portion of your option.

DISABILITY                   If your Service terminates because of your
                             permanent and total disability, then your option will expire at the close of business at Company headquarters on the date thirty six (36) months after your termination date.

WITHOUT CAUSE OR FOR         If your Service terminates because your employment
GOOD REASON                  with the Company is terminated by the Company
                             without Cause or because you terminate your employment with the Company for Good Reason, then your option will expire at the close of business at Company headquarters on the date thirty six (36) months after the date of such termination.

LEAVES OF ABSENCE            For purposes of this option, your Service does not
                             terminate when you go on a bona fide employee leave of absence that was approved by the Company in writing, if the terms of the leave provide for


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                             continued Service crediting, or when continued
                             Service crediting is required by applicable law. However, your Service will be treated as terminating 180 days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

                             The Company determines, in its reasonable discretion, which leaves count for this purpose, and when your Service terminates for all purposes under the Agreement.

NOTICE OF EXERCISE           When you wish to exercise this option, you must
                             notify the Company by filing the proper "Notice of Exercise" form at the address given on the form.
                             Your notice must specify how many shares you wish to purchase (in a parcel of at least 100 shares generally). Your notice must also specify how your shares of Stock should be registered (in your name only or in your and your spouse's names as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                             If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT              When you submit your notice of exercise, you must
                             include payment of the option price for the shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                             - Cash, your personal check, a cashier's check, a money order or another cash equivalent acceptable to the Company.

                             - Shares of Stock which have already been owned by you for more than six months and which are surrendered to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option price.

                             - By delivery (on a form prescribed by the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate option price and any withholding taxes.

WITHHOLDING TAXES            You will not be allowed to exercise this option
                             unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or sale of Stock


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                             acquired under this option. In the event that the
                             Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise or sale of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any affiliate.

TRANSFER OF OPTION           During your lifetime, only you (or, in the event of
                             your legal incapacity or incompetency, your guardian or legal representative) may exercise the option. You cannot transfer or assign this option.
                             For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or living trust or it may be transferred upon your death by the laws of descent and distribution.

                             Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse's interest in your option in any other way.

INVESTMENT                   If the sale of Stock under this Agreement is not
REPRESENTATION               registered under the Securities Act, but an
                             exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Stock being acquired upon exercise of this option is being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

RETENTION RIGHTS             Neither your option nor this Agreement give you the
                             right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service pursuant to the Employment
                             Agreement.

SHAREHOLDER RIGHTS           You, or your estate or heirs, have no rights as a
                             shareholder of the Company until a certificate for your option's shares has been issued (or an appropriate book entry has been made). No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued (or an appropriate book entry has been made).

ADJUSTMENTS                  In the event of a stock split, the number of shares
                             covered by this option and the option price per share shall be adjusted (and rounded down to the nearest whole number) by the Board. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.


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APPLICABLE LAW               This Agreement will be interpreted and enforced
                             under the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.



     BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE.











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